SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 4, 2003

COPART, INC.

(Exact name of registrant as specified in its charter)

California	0-23255	94-2867490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4665 Business Center Drive, Fairfield, California  94534

(Address of principal executive offices)

(707) 639-5000

(Registrant’s telephone number, including area code)

Item 5.                      Other Events

On March 4, 2003, we issued a press release announcing the departure of Wayne R. Hilty as our chief financial officer and the appointment of Simon Rote as our acting chief financial officer.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.                    Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated March 4, 2003 of Copart, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

Dated: March 4, 2003

	By:	/s/ Willis J. Johnson
Willis J. Johnson
Chief Executive Officer

Index of Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated March 4, 2003 of Copart, Inc.